UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Financial Opportunities Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Financial Opportunities Fund

Ticker: BTO
Annual report 12/31/16

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize 2016. Last year began with a sharp stock market correction in the United States as investors worried about the toll that rapidly declining oil and commodity prices would have on the energy sector and the broader economy. It was short lived, as oil prices soon reversed course and stocks rallied, kicking off what would become the eighth straight year of stock market gains. Returns accelerated further after the presidential election victory of Donald Trump as investors quickly began to price in the prospects for a rollback of industry regulations, an increase in fiscal spending, higher borrowing rates, and higher inflation.

Internationally, developed equity markets posted muted gains for the year, while several emerging markets benefited from the rebound in oil and commodity prices. A strengthening U.S. dollar will represent a headwind for investors in some of these markets as returns are translated back into U.S. dollars. Emerging economies repaying increasingly more expensive dollar-denominated debt could also encounter challenges.

Should the markets sustain their volatile nature in 2017, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Financial Opportunities Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
14	Financial statements
18	Financial highlights
19	Notes to financial statements
28	Auditor's report
29	Tax information
30	Additional information
33	Trustees and Officers
37	More information

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of total return consisting of long-term capital appreciation and current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

The performance data contained within this material represents past performance, which does not guarantee future results.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Rising interest rates supported financials

Financial stocks rallied in the second half of the year and the U.S. Federal Reserve finally raised interest rates on signs of an improving economy.

A small-cap stock focus drove relative results

The fund had a substantial positive return and outperformed its comparative index, the S&P Composite 1500 Banks Index, owing primarily to stock selection in the regional bank sector.

Election results sparked bank stocks

Bank stocks surged postelection on President-elect Trump's plans for fiscal stimulus, tax reform, and decreased regulation.

PORTFOLIO COMPOSITION AS OF 12/31/16 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

What were the main factors driving market performance and financial stocks over the 12 months ended December 31, 2016?

U.S. equities exhibited steady improvement throughout the year, rebounding from several declining periods to post double-digit gains for the period with the S&P 500 Index finishing up 11.96%. Fears of global deflation and an economic slowdown in China led to a sharp drop in equity and commodity prices early in the period, before the market entered a recovery phase in mid-February. Stocks dipped again briefly in June due to Brexit, the surprise passage of a referendum by the United Kingdom to leave the European Union, before rallying on improving economic data and corporate earnings results. Jobs growth remained steady, with the unemployment rate touching a postfinancial crisis low of 4.6% late in the period, while annual GDP growth perked up to 3.5% in the third quarter—the fastest pace in two years.

The final catalyst that sparked a strong year-end rally was the surprise U.S. presidential election victory of Donald Trump. His plans for fiscal stimulus, tax reform, and lower regulation were greeted warmly. Cyclical stocks tied to the performance of the economy led the markets postelection. Stronger economic data and a better outlook prompted the U.S. Federal Reserve to finally raise its short-term interest-rate target 25 basis points in December and to project a more ambitious pace of tightening in the year ahead. After suffering losses and lagging the broad market earlier in the year, financial stocks led the second-half comeback with the fund's comparative index, the S&P Composite 1500 Banks Index, rising 25.72% for the year, compared with a gain of 13.03% for the S&P 1500 Composite Index.

How can rising interest rates positively affect financial stocks?

Higher rates should benefit most financial companies, especially the majority of those that derive income from spread revenue. Banks will likely see the most positive impact as they have generally positioned their balance sheets to be asset sensitive, meaning they benefit from rising rates.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       4

"Fundamentally sound regional banks held in the portfolio have been able to take advantage of growth opportunities in dynamic economies across the country to expand their footprints."

What trends supported the fund's performance?

The fund had a strong absolute return at net asset value and outperformed its comparative index, due primarily to positive stock selection among regional banks. This segment of the market has been supported by steady loan growth, solid credit quality, and a healthy environment for merger-and-acquisition activity. Fundamentally sound regional banks held in the portfolio have been able to take advantage of growth opportunities in dynamic economies across the country to expand their footprints. During the year, the fund had a number of holdings that were take-out targets, including Avenue Bank, Southwest Bancorp, Inc., and Heritage Oaks Bancorp. Avenue Bank was acquired by Pinnacle Financial Partners and we kept the holding.

What stocks had the greatest positive impact on relative performance?

The leading contributors included Texas-based Cullen/Frost Bankshares and Hancock Holding Company of Mississippi, both of which have significant portfolios of energy loans. These companies' stocks were boosted by a 45% rebound in oil prices during the year. Strategic acquirers Independent Bank Corp. in Massachusetts and Chicago-based MB Financial, Inc. continued to deliver value through acquisitions and organic growth. Lenders that benefit most directly from

INDUSTRY COMPOSITION AS OF 12/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       5

"The fund continues to have an overweight position in small and regional banks, as we believe these companies have the best opportunities in the current environment."
higher interest rates, including Comerica Inc. and Zions Bancorporation, were also among the leading individual contributors.

Which holdings had the biggest negative impact for the period?

The fund's significant underweight versus the benchmark in JP Morgan Chase & Co. and Bank of America, Corp., which outperformed the overall bank sector, was a primary detractor from performance. In addition, the fund's exposure to non-bank companies and its non-equity positions negatively affected returns, as U.S. bank equities were the strongest performing group. Alternative asset managers Blackstone Group L.P. and The Carlyle Group, L.P. negatively impacted performance as concerns increased about the tax treatment of these entities' limited partnership structure. We sold Carlyle prior to period end. Business development corporation Fifth Street Finance Corp. was also a negative contributor, as the company experienced credit problems during the year.

How was the fund positioned at the end of the period?

Trading during the year was mostly limited to small position adjustments aimed at rebalancing and taking advantage of attractive relative valuation opportunities. This consisted of trimming or selling positions that had reached our price targets, such as regional bank Prosperity Bancshares, Inc. and

TOP 10 HOLDINGS AS OF 12/31/16 (%)

M&T Bank Corp.	2.4
JPMorgan Chase & Co.	2.3
The PNC Financial Services Group, Inc.	2.3
Citizens Financial Group, Inc.	2.2
BB&T Corp.	2.2
U.S. Bancorp	2.1
Cullen/Frost Bankers, Inc.	2.1
SunTrust Banks, Inc.	2.0
Independent Bank Corp.	2.0
Wells Fargo & Company	2.0
TOTAL	21.6
As a percentage of total investments.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       6

data center REIT Digital Realty Trust, Inc., and adding new positions such as First Hawaiian, Inc., which was spun out of parent BNP Paribas SA in an initial public offering. Certain superregional banks offered attractive valuations during the year and we took advantage of these dislocations to add to positions in Citizens Financial Group, Inc. and Regions Financial Corp. The fund continues to have an overweight position in small and regional banks, as we believe these companies have the best opportunities in the current environment.

Financial stocks are well positioned for growth if interest rates continue to rise. If the new administration is successful in implementing its pro-growth strategies, banks could also benefit from a less stringent regulatory environment. This could free up more capital for productive uses and could potentially reduce regulatory and compliance-related expense. Potential plans for corporate tax cuts would also be beneficial to certain segments of the financial industry, such as regional banks, brokers, life insurers, and asset managers, who currently pay tax rates above the proposed levels.

MANAGED BY

Susan A. Curry On the fund since 2006 Investing since 1993
Lisa A. Welch On the fund since 1998 Investing since 1986
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       7

Fund's investments

As of 12-31-16
	Shares	Value
Common stocks 103.3% (88.7% of Total investments)		$672,689,457
(Cost $356,875,462)
Financials 103.3%		672,689,457
Banks 92.1%
1st Source Corp.	121,706	5,435,390
Access National Corp. (Z)	58,648	1,628,068
Ameris Bancorp	274,471	11,966,936
Anchor Bancorp, Inc. (I)	52,992	1,441,382
Atlantic Capital Bancshares, Inc. (I)(L)(Z)	192,378	3,655,182
Avidbank Holdings, Inc. (I)	200,000	3,482,300
Bank of America Corp.	432,436	9,556,836
Bank of Marin Bancorp	58,731	4,096,487
Bankwell Financial Group, Inc.	37,539	1,220,018
Bar Harbor Bankshares	80,020	3,787,347
BB&T Corp. (L)(Z)	346,799	16,306,489
Berkshire Hills Bancorp, Inc.	338,903	12,488,576
BOK Financial Corp.	3,813	316,632
Bryn Mawr Bank Corp.	80,000	3,372,000
Cambridge Bancorp (Z)	1,147	71,447
Camden National Corp.	55,164	2,452,040
Capstar Financial Holdings, Inc. (I)	37,768	829,385
Carolina Financial Corp.	58,559	1,803,032
Chemical Financial Corp. (L)(Z)	217,502	11,782,083
Citigroup, Inc.	49,519	2,942,914
Citizens Financial Group, Inc.	476,395	16,973,954
City Holding Company	39,363	2,660,939
Comerica, Inc.	167,706	11,422,456
Commerce Bancshares, Inc. (L)(Z)	110,463	6,385,866
Communities First Financial Corp. (I)	115,523	1,328,515
County Bancorp, Inc.	62,184	1,677,102
CU Bancorp (I)	91,813	3,286,905
Cullen/Frost Bankers, Inc. (L)(Z)	178,964	15,789,994
DNB Financial Corp.	78,515	2,229,826
Eagle Bancorp Montana, Inc.	75,106	1,584,737
Eastern Virginia Bankshares, Inc.	198,225	2,071,451
Equity Bancshares, Inc. (I)	36,055	1,128,524
Equity Bancshares, Inc., Class A (I)	94,860	3,191,090
Evans Bancorp, Inc.	69,760	2,200,928
FCB Financial Holdings, Inc., Class A (I)(L)(Z)	188,399	8,986,632
Fifth Third Bancorp	452,067	12,192,247
First Bancorp, Inc.	266,499	8,821,117
First Bancshares, Inc.	210,000	5,775,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       8

	Shares	Value
Financials (continued)
Banks (continued)
First Business Financial Services, Inc.	60,700	$1,439,804
First Citizens BancShares, Inc., Class A (L)(Z)	15,038	5,338,490
First Colebrook Bancorp, Inc. (V)(Z)	48,750	1,053,000
First Community Corp.	136,228	2,458,915
First Connecticut Bancorp, Inc.	202,450	4,585,493
First Financial Bancorp	146,045	4,154,980
First Hawaiian, Inc.	117,345	4,085,953
First Merchants Corp.	118,683	4,468,415
First Security Group, Inc. (I)	83,942	1,983,549
Flushing Financial Corp.	139,050	4,086,680
FNB Corp. (L)(Z)	592,045	9,490,481
German American Bancorp, Inc. (L)(Z)	40,060	2,107,557
Glacier Bancorp, Inc. (L)(Z)	223,556	8,099,434
Great Southern Bancorp, Inc.	40,257	2,200,045
Great Western Bancorp, Inc. (L)(Z)	159,455	6,950,643
Hamilton State Bancshares, Inc. (I)	500,000	3,735,168
Hancock Holding Company	245,752	10,591,911
HCSB Financial Corp. (I)(V)	22,238,470	2,436,024
Heritage Commerce Corp.	506,922	7,314,884
Heritage Financial Corp.	194,590	5,010,693
Heritage Oaks Bancorp	489,384	6,034,105
HomeTown Bankshares Corp. (I)	174,720	1,598,688
Horizon Bancorp	269,724	7,552,272
Howard Bancorp, Inc. (I)	104,350	1,575,685
Independent Bank Corp. (MA)	173,570	12,228,007
Independent Bank Corp. (MI)	125,407	2,721,332
JPMorgan Chase & Co.	203,805	17,586,333
KeyCorp	667,659	12,198,130
M&T Bank Corp. (L)(Z)	117,579	18,392,883
Mackinac Financial Corp.	40,000	538,800
MainSource Financial Group, Inc.	185,504	6,381,338
MB Financial, Inc. (L)(Z)	183,150	8,650,175
Merchants Bancshares, Inc. (Z)	56,125	3,041,975
MutualFirst Financial, Inc.	100,539	3,327,841
National Commerce Corp. (I)	50,542	1,877,635
Nicolet Bankshares, Inc. (I)(Z)	10,531	502,223
Northrim BanCorp, Inc.	99,739	3,151,752
Oak Valley Bancorp	1,970	24,802
Old National Bancorp (L)(Z)	464,937	8,438,607
Old Second Bancorp, Inc.	202,363	2,236,111
Pacific Continental Corp.	185,636	4,056,147
PacWest Bancorp	71,112	3,871,337
Park National Corp. (L)(Z)	42,113	5,039,242

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       9

	Shares	Value
Financials (continued)
Banks (continued)
Park Sterling Corp.	585,931	$6,322,195
Peoples Bancorp, Inc.	122,945	3,990,795
Pinnacle Financial Partners, Inc. (L)(Z)	108,000	7,484,400
QCR Holdings, Inc.	48,822	2,113,993
Regions Financial Corp.	542,484	7,790,070
Renasant Corp.	159,629	6,739,536
Sandy Spring Bancorp, Inc.	68,417	2,735,996
SBT Bancorp, Inc.	37,879	857,959
Shore Bancshares, Inc.	183,579	2,799,580
Sierra Bancorp (Z)	13,536	359,922
Southern First Bancshares, Inc. (I)	131,586	4,737,096
Southwest Bancorp, Inc.	79,929	2,317,941
State Bank Financial Corp. (Z)	53,182	1,428,469
Stock Yards Bancorp, Inc.	66,324	3,113,912
Sun Bancorp, Inc.	126,066	3,277,716
SunTrust Banks, Inc.	278,451	15,273,037
The Community Financial Corp.	62,497	1,734,292
The First of Long Island Corp.	57,322	1,636,543
The PNC Financial Services Group, Inc.	146,047	17,081,657
Towne Bank (L)(Z)	157,856	5,248,712
TriCo Bancshares	202,536	6,922,680
U.S. Bancorp	310,100	15,929,837
Union Bankshares Corp.	161,410	5,768,793
United Bankshares, Inc. (L)(Z)	74,856	3,462,090
Washington Trust Bancorp, Inc.	123,905	6,944,875
Wells Fargo & Company	269,099	14,830,046
Westbury Bancorp, Inc. (I)	88,349	1,828,824
Xenith Bankshares, Inc. (I)(Z)	2,905	81,921
Yadkin Financial Corp.	191,254	6,552,362
Zions Bancorporation (L)(Z)	265,769	11,438,698
Capital markets 2.6%
Ares Capital Corp. (L)(Z)	171,449	2,827,194
Fifth Street Finance Corp. (L)(Z)	805,591	4,326,024
Intermediate Capital Group	336,897	2,900,533
KKR & Company LP	233,755	3,597,489
The Blackstone Group LP	109,070	2,948,162
Consumer finance 0.4%
Capital One Financial Corp.	33,228	2,898,811
Insurance 0.4%
Gjensidige Forsikring ASA	165,452	2,623,006
Thrifts and mortgage finance 7.8%
Bank Mutual Corp.	161,841	1,529,397

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       10

			Shares	Value
Financials (continued)
Thrifts and mortgage finance (continued)
BSB Bancorp, Inc. (I)(Z)			177,195	$5,129,795
First Defiance Financial Corp.			110,515	5,607,531
Georgetown Bancorp, Inc. (Z)			65,000	1,680,250
HomeStreet, Inc. (I)(Z)			208,636	6,592,898
Provident Financial Holdings, Inc. (Z)			97,339	1,968,195
Provident Financial Services, Inc. (L)(Z)			122,050	3,454,015
Southern Missouri Bancorp, Inc.			112,188	3,969,211
United Community Financial Corp.			634,588	5,673,217
United Financial Bancorp, Inc.			268,885	4,882,952
WSFS Financial Corp.			222,599	10,317,464
Preferred securities 5.3% (4.6% of Total investments)				$34,607,133
(Cost $32,073,182)
Financials 3.0%				19,825,874
Banks 0.8%
	OFG Bancorp, Series C, 8.750%		1,671	1,973,451
	SB Financial Group, Inc., 6.500%		250,000	3,525,000
Capital markets 1.8%
	JMP Group LLC, 7.250%		80,000	2,009,600
	JMP Group LLC, 8.000%		82,428	2,081,307
	THL Credit, Inc., 6.750%		136,266	3,461,156
	TriplePoint Venture Growth BDC Corp., 6.750%		168,000	4,245,360
Mortgage real estate investment trusts 0.4%
	Arbor Realty Trust, Inc., 7.375%		100,000	2,530,000
Real estate 2.3%				14,781,259
Equity real estate investment trusts 2.3%
	American Homes 4 Rent (5.500% to 3-31-21, then 10.000% thereafter)		100,000	2,715,000
	Bluerock Residential Growth REIT, Inc., 8.250%		84,140	2,191,847
	FelCor Lodging Trust, Inc., Series A, 1.950%		86,950	2,165,925
	Invesco Mortgage Capital, Inc. (7.750% to 12-27-24, then 3 month LIBOR + 5.180%)		150,000	3,619,500
	Sotherly Hotels LP, 7.000%		99,475	2,579,387
	Sotherly Hotels, Inc., 8.000%		60,000	1,509,600
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 7.2% (6.2% of Total investments)				$47,073,707
(Cost $46,039,718)
Financials 7.2%				47,073,707
Banks 5.3%
Avenue Financial Holdings, Inc. (6.750% to 1-1-20, then 3 month LIBOR + 4.950%)	6.750	12-29-24	2,000,000	2,082,250

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Avidbank Holdings, Inc. (6.875% to 11-15-25, then 3 month LIBOR + 5.367%) (S)	6.875	11-15-25	3,000,000	$3,027,783
Cadence Financial Corp. (S)	4.875	06-28-19	1,500,000	1,425,536
Cadence Financial Corp. (6.500% to 3-11-20, then 3 month LIBOR + 4.663%) (S)	6.500	03-11-25	5,000,000	4,611,780
First Business Financial Services, Inc.	6.500	09-01-24	5,000,000	5,091,980
Northeast Bancorp (6.750% to 7-1-21, then 3 month LIBOR + 5.570%)	6.750	07-01-26	5,000,000	5,135,910
Old Second Bancorp, Inc.(5.750% to 12-31-2021, then 3 month LIBOR + 3.850%)	5.750	12-31-26	1,725,000	1,730,494
Popular, Inc.	7.000	07-01-19	6,000,000	6,187,500
VantageSouth Bancshares, Inc.	7.625	08-12-23	5,000,000	5,552,247
Diversified financial services 1.9%
Flagstar Bancorp, Inc.	6.125	07-15-21	6,000,000	6,322,902
NewStar Financial, Inc.	7.250	05-01-20	5,935,000	5,905,325
Certificate of deposit 0.0% (0.0% of Total investments)				$79,097
(Cost $78,705)
Country Bank for Savings	0.010	08-27-18	2,016	2,011
First Bank Richmond	0.990	12-05-19	21,010	21,010
First Bank System, Inc.	0.549	04-03-17	4,960	4,959
First Federal Savings Bank of Louisiana	0.100	01-06-17	3,039	3,039
Home Banks	1.739	11-04-21	18,927	19,333
Hudson Savings	0.700	04-24-17	2,158	2,160
Machias Savings Bank	0.500	05-26-17	1,965	1,965
Midstate Federal Savings and Loan	1.000	05-30-17	2,009	2,009
Milford Federal Savings and Loan Bank	0.100	04-24-17	2,034	2,030
Milford Federal Savings and Loan Bank	0.300	06-08-17	1,902	1,898
Mount McKinley Savings Bank	0.010	12-03-18	1,700	1,701
Mt. Washington Bank	0.650	10-31-17	1,899	1,899
MutualOne Bank	0.900	09-08-17	4,011	4,011
Newburyport Five Cent Savings Bank	0.700	10-19-18	2,093	2,093
Newton Savings Bank	1.000	05-30-17	1,946	1,946
OBA Federal Savings and Loan	0.390	12-15-17	1,338	1,338
Plymouth Savings Bank	0.200	04-21-17	1,938	1,936
Salem Five Cents Savings Bank	0.249	12-15-17	1,735	1,735
Sunshine Federal Savings and Loan Association	0.500	05-10-17	2,025	2,024

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       12

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.6% (0.5% of Total investments)				$3,621,000
(Cost $3,620,958)
U.S. Government Agency 0.4%				2,166,000
Federal Agricultural Mortgage Corp.	0.350	01-03-17	2,166,000	2,166,000
			Par value^	Value
Repurchase agreement 0.2%				1,455,000
Repurchase Agreement with State Street Corp. dated 12-30-16 at 0.030% to be repurchased at $1,455,005 on 1-3-17, collateralized by $1,485,000 U.S. Treasury Notes, 1.375% due 1-31-20 (valued at $1,487,026, including interest)			1,455,000	$1,455,000
Total investments (Cost $438,688,025)† 116.4%				$758,070,394
Other assets and liabilities, net (16.4%)				($106,654,067)
Total net assets 100.0%				$651,416,327

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 12-31-16, and is a component of the fund's leverage under the Liquidity Agreement.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(V)	The fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the fund. For more information on this security refer to the Notes to financial statements.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 12-31-16 was $117,803,842. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $98,010,386.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 12-31-16, the aggregate cost of investment securities for federal income tax purposes was $438,777,160. Net unrealized appreciation aggregated to $319,293,234, of which $321,264,127 related to appreciated investment securities and $1,970,893 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 12-31-16

Assets
Investments, at value (Cost $435,489,178)	$754,581,370
Investments in affiliated issuers, at value (Cost $3,198,847)	3,489,024
Total investments, at value (Cost $438,688,025)	758,070,394
Cash	1,479,891
Dividends and interest receivable	1,854,329
Receivable for centrally cleared swaps	293,620
Receivable due from advisor	95,253
Other receivables and prepaid expenses	150
Total assets	761,793,637
Liabilities
Liquidity agreement	110,000,000
Interest payable	124,624
Payable to affiliates
Administrative services fees	158,573
Trustees' fees	389
Other liabilities and accrued expenses	93,724
Total liabilities	110,377,310
Net assets	$651,416,327
Net assets consist of
Paid-in capital	$330,639,699
Undistributed net investment income	1,265,316
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	8,222
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	319,503,090
Net assets	$651,416,327

Net asset value per share
Based on 18,623,731 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$34.98

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       14

STATEMENT OF OPERATIONS  For the year ended 12-31-16

Investment income
Dividends	$15,447,776
Interest	2,941,158
Less foreign taxes withheld	(99,966)
Total investment income	18,288,968
Expenses
Investment management fees	6,786,328
Administrative services fees	1,507,595
Transfer agent fees	41,150
Trustees' fees	44,238
Printing and postage	176,063
Professional fees	72,051
Custodian fees	57,884
Stock exchange listing fees	23,749
Interest expense	1,226,646
Other	18,919
Total expenses	9,954,623
Less expense reductions	(949,303)
Net expenses	9,005,320
Net investment income	9,283,648
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	17,779,248
Swap contracts	(219,067)
17,560,181
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	164,197,608
Affiliated investments	290,177
Swap contracts	83,676
164,571,461
Net realized and unrealized gain	182,131,642
Increase in net assets from operations	$191,415,290

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-16	Period ended 12-31-15[1]	Year ended 10-31-15
Increase (decrease) in net assets
From operations
Net investment income	$9,283,648	$1,786,584	$9,617,423
Net realized gain	17,560,181	1,666,603	18,431,156
Change in net unrealized appreciation (depreciation)	164,571,461	6,657,768	10,137,624
Increase in net assets resulting from operations	191,415,290	10,110,955	38,186,203
Distributions to shareholders
From net investment income	(7,404,733)	(1,929,428)	(8,650,917)
From net realized gain	(20,112,205)	(4,938,454)	(14,669,856)
Total distributions	(27,516,938)	(6,867,882)	(23,320,773)
From fund share transactions
Issued pursuant to dividend reinvestment plan	1,661,299	420,331	727,485
Repurchased	(207,864)	—	—
Total from fund share transactions	1,453,435	420,331	727,485
Total increase	165,351,787	3,663,404	15,592,915
Net assets
Beginning of year	486,064,540	482,401,136	466,808,221
End of year	$651,416,327	$486,064,540	$482,401,136
Undistributed net investment income	$1,265,316	$963,814	$1,141,870
Share activity
Shares outstanding
Beginning of year	18,572,612	18,556,827	18,528,511
Issued pursuant to dividend reinvestment plan	61,119	15,785	28,316
Shares repurchased	(10,000)	—	—
End of year	18,623,731	18,572,612	18,556,827

1	For the two-month period ended 12-31-15. The fund changed its fiscal year end from October 31 to December 31.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       16

STATEMENT OF CASH FLOWS For the year ended 12-31-16

Cash flows from operating activities
Net increase in net assets from operations	$191,415,290
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(66,938,625)
Long-term investments sold	86,242,346
Increase in short-term investments	(3,348,214)
Net amortization of premium (discount)	(298,260)
Decrease in receivable for investments sold	520,639
Decrease in dividends and interest receivable	14,319
Increase in other receivables and prepaid expenses	(150)
Increase in receivable due from advisor	(18,502)
Increase in receivable for centrally cleared swaps	(18,283)
Increase in payable to affiliates	29,219
Decrease in other liabilities and accrued expenses	(11,908)
Increase in interest payable	33,809
Net change in unrealized (appreciation) depreciation on investments	(164,487,729)
Net realized gain on investments	(17,774,542)
Net cash provided by operating activities	$25,359,409
Cash flows from financing activities
Distributions to common shareholders	($25,855,639)
Fund shares repurchased	(207,864)
Net cash used in financing activities	($26,063,503)
Net decrease in cash	($704,094)
Cash at beginning of period	$2,183,985
Cash at end of period	$1,479,891
Supplemental disclosure of cash flow information:
Cash paid for interest	$1,192,837
Noncash financing activities not included herein consists of reinvestment of distributions:	$1,661,299

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       17

Financial highlights

COMMON SHARES Period Ended	12-31-16	12-31-15[1]		10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$26.17	$26.00		$25.19	$23.01	$18.91	$15.67
Net investment income[2]	0.50	0.10		0.52 [3]	0.35	0.29	0.17
Net realized and unrealized gain on investments	9.79	0.44		1.55	3.01	4.99	3.97
Total from investment operations	10.29	0.54		2.07	3.36	5.28	4.14
Less distributions to common shareholders
From net investment income	(0.40)	(0.10)		(0.47)	(0.35)	(0.22)	(0.17)
From net realized gain	(1.08)	(0.27)		(0.79)	(0.83)	(0.96)	(0.75)
From tax return of capital	—	—		—	—	—	(0.02)
Total distributions	(1.48)	(0.37)		(1.26)	(1.18)	(1.18)	(0.94)
Anti-dilutive impact of repurchase plan	— [4,5]	—		—	—	—	0.04 [4]
Net asset value, end of period	$34.98	$26.17		$26.00	$25.19	$23.01	$18.91
Per share market value, end of period	$36.27	$28.03		$26.77	$22.97	$22.20	$18.03
Total return at net asset value (%)[6,7]	41.10	2.05	[8]	8.60	15.16	29.03	27.70
Total return at market value (%)[7]	36.60	6.16	[8]	22.63	8.84	30.56	33.51
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$651	$486		$482	$467	$426	$350
Ratios (as a percentage of average net assets):
Expenses before reductions	2.02	2.02	[9]	1.99	1.99	1.88	1.53
Expenses including reductions[10]	1.82	1.83	[9]	1.80	1.81	1.71	1.38
Net investment income	1.88	2.15	[9]	2.03 [3]	1.43	1.37	0.94
Portfolio turnover (%)	11	2		18	15	20	19
Senior securities
Total debt outstanding end of period (in millions)	$110	$110		$110	$110	$95	—
Asset coverage per $1,000 of debt[11]	$6,922	$5,419		$5,385	$5,244	$5,487	—

1	For the two-month period ended 12-31-15. The fund changed its fiscal year end from October 31 to December 31.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.04 and 0.15%, respectively.
4	The repurchase plan was completed at an average repurchase price of $20.79 and $15.15 for 10,000 and 461,253 shares, and $207,864 and $6,987,727 for the years ended 12-31-16 and 10-31-12, respectively.
5	Less than $0.005 per share.
6	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
7	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
8	Not annualized.
9	Annualized.
10	Expenses including reductions excluding interest expense were 1.58%, 1.63% 1.60%, 1.62% and 1.58% for the years ended 12-31-16, 12-31-15, 10-31-15, 10-31-14 and 10-31-13, respectively.
11	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       18

Notes to financial statements

Note 1 — Organization

John Hancock Financial Opportunities Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       19

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of December 31, 2016, by major security category or type:

	Total value at 12-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Banks	$599,763,313	$588,981,297	$4,610,824	$6,171,192
Capital markets	16,599,402	13,698,869	2,900,533	—
Consumer finance	2,898,811	2,898,811	—	—
Insurance	2,623,006	—	2,623,006	—
Thrifts and mortgage finance	50,804,925	50,804,925	—	—
Preferred securities
Banks	5,498,451	3,525,000	1,973,451	—
Capital markets	11,797,423	11,797,423	—	—
Mortgage real estate investment trusts	2,530,000	2,530,000	—	—
Equity real estate investment trusts	14,781,259	14,781,259	—	—
Corporate bonds
Banks	34,845,480	—	24,201,253	10,644,227
Diversified financial services	12,228,227	—	12,228,227	—
Certificate of deposit	79,097	—	79,097	—
Short-term investments	3,621,000	—	3,621,000	—
Total investments in securities	$758,070,394	$689,017,584	$52,237,391	$16,815,419
Other financial instruments
Interest rate swaps	$121,472	—	$121,472	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Investments in securities	Common stocks	Corporate bonds	Total
Balance as of 12-31-15	$3,580,376	$13,128,221	$16,708,597
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	366,969	516,006	882,975
Purchases	2,223,847	—	2,223,847
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(3,000,000)	(3,000,000)
Balance as of 12-31-16	$6,171,192	$10,644,227	$16,815,419
Change in unrealized at period end*	$366,969	$505,701	$872,670

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant unobservable inputs used in the fair value measurement of the fund's Level 3 securities are outlined in the table below.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       20

	Fair value at 12-31-16	Valuation technique	Significant unobservable inputs	Input/range
Common Stock	$6,171,192	Market Approach	Book value per share Price-to-book value multiple Discount	$0.07 - $5.93 (weighted average $3.62) 1.29x - 1.65x (weighted average 1.43x) 2.5% - 10% (weighted average 5.5%)
Corporate Bonds	$10,644,227	Market Approach	Yield	560bps - 574bps (weighted average 567bps)
Total	$16,815,419

A change to unobservable inputs of a fund's Level 3 securities may result in changes to the fair value measurement, as follows :

Significant unobservable input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Book value per share	Increase	Decrease
Discount	Decrease	Increase
Price-to-book value multiple	Increase	Decrease
Yield	Decrease	Increase

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       21

in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In March 2010, the Board of Trustees approved a managed distribution plan. On July 1, 2015, the Board of Trustees approved an amendment to the managed distribution plan (the Managed Distribution Plan). Under the current Managed Distribution Plan, the fund makes quarterly distributions of an amount equal to $0.3701 per share.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund also may make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount distributed under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly under the Managed Distribution Plan described above. The tax character of distributions for the year ended December 31, 2016, two-month period ended December 31, 2015 and year ended October 31, 2015 was as follows:

	December 31, 2016	December 31, 2015	October 31, 2015
Ordinary income	$7,535,904	$1,930,990	$9,352,930
Long-term capital gain	19,981,034	4,936,892	13,967,843
Total	$27,516,938	$6,867,882	$23,320,773

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       22

As of December 31, 2016, the components of distributable earnings on a tax basis consisted of $1,274,937 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Cleared swaps are cleared on an exchange or central clearinghouse. Cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-cleared transactions are detailed in the Statement of assets and liabilities as Receivable for centrally cleared swaps. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay

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payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended December 31, 2016, the fund used interest rate swaps to manage against anticipated interest rate changes. The following table summarizes the interest rate swap contracts held as of December 31, 2016:

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Centrally Cleared Swaps
	$5,000,000	Fixed 1.2945%	3-Month LIBOR (a)	Aug 2019	$23,379
	10,000,000	Fixed 1.4265%	3-Month LIBOR (a)	Aug 2019	7,447
	5,000,000	Fixed 1.5940%	3-Month LIBOR (a)	Dec 2020	45,004
	5,000,000	Fixed 1.7895%	3-Month LIBOR (a)	Aug 2022	45,642
Total	$25,000,000				$121,472

(a) At 12-31-16, 3-Month LIBOR was 0.99789%

No interest rate swap positions were entered into or closed during the year ended December 31, 2016.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at December 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	Interest rate swaps^	$121,472	—

^ Reflects cumulative appreciation/depreciation on swap contracts. Year end variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

Risk	Statement of operations location	Swap contracts
Interest rate	Net realized gain (loss)	($219,067)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

Risk	Statement of operations location	Swap contracts
Interest rate	Change in unrealized appreciation (depreciation)	$83,676

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

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Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 1.15% of the first $500 million of the fund's average daily gross assets, including the assets attributed to the Liquidity Agreement (see Note 8) (collectively, gross managed assets), and (b) 1.00% of the fund's average daily gross managed assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2016, this waiver amounted to 0.01% of the fund's average gross managed assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $44,746 for the year ended December 31, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2016 were equivalent to a net annual effective rate of 1.12% of the fund's average daily gross managed assets.

Administrative services. The fund has an administration agreement with the Advisor under which the Advisor provides certain administrative services to the fund and oversees operational activities of the fund. The compensation for the period was at an annual rate of 0.25% of the average weekly gross managed assets of the fund. The Advisor has agreed to limit the administrative services fee to 0.10% of the fund's average weekly gross assets. Accordingly, the expense reductions related to administrative services fees amounted to $904,557 for the year ended December 31, 2016. The Advisor reserves the right to terminate this limitation in the future with the Trustees' approval.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2016. The current share repurchase plan will remain in effect between January 1, 2017 and December 31, 2017. During the year ended December 31, 2016, the fund repurchased 0.05% of shares outstanding. There was no activity under the share repurchase plan during the two-month period ended December 31, 2015 and year ended October 31, 2015. The weighted average discount per share on the repurchases amounted to 8.27% for the year ended December 31, 2016. Shares repurchased and corresponding dollar amounts are included in the Statements of changes in net assets. The antidilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

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•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the Fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short-term highly rated investments.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank & Trust Company (SSB) that allows it to borrow up to $125.0 million (maximum facility amount) and includes a securities lending provision. The amounts outstanding at December 31, 2016 are shown in the Statement of assets and liabilities as Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and may make these assets available for securities lending transactions. Under the terms of the LA, the fund may enter into securities lending transactions initiated by SSB, acting as the fund's authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the fund is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and/or the 1940 Act. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and will cause amounts drawn under the LA to increase by the amount of collateral returned. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB indemnifies the fund for certain losses that may arise in connection with the default. SSB uses the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.60%, and is payable monthly on the collective balance of the drawdowns outstanding and the securities lending activities of the fund. As of December 31, 2016, the fund had a collective balance of $110,000,000 at an interest rate of 1.37%, which is reflected in the LA payable on the Statement of assets and liabilities. During the year ended December 31, 2016, the average balance of the LA and the effective average interest rate were $110,000,000 and 1.12%, respectively.

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The fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $66,938,625 and $86,242,346, respectively, for the year ended December 31, 2016.

Note 10 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 11 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended December 31, 2016, is set forth below:

Affiliate		Beginning share amount	Ending share amount	Realized gain (loss)	Dividend income	Ending value
First Colebrook Bancorp, Inc.
Purchased: 48,750	Sold: none	—	48,750	—	$6,094	$1,053,000
HCSB Financial Corp.
Purchased: 22,238,470	Sold: none	—	22,238,470	—	—	$2,436,024

Note 12 — New rule issuance

In October 2016, the SEC issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Financial Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Financial Opportunities Fund (the "Fund") as of December 31, 2016, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $19,981,034 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, shares of which were initially offered to the public in August 1994. The fund's investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.

Declaration of Trust

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Agreement and Declaration of Trust of the fund (the "Declaration of Trust"). The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the Trust derivatively; (iii) provide that any action brought by a shareholder related to the fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the fund for expenses related to changing venue; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the year ended December 31, 2016, distributions from net investment income totaling $0.4054 per share and from realized gains totaling $1.0750 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
March 31, 2016	$0.3701
June 30, 2016	0.3701
September 30, 2016	0.3701
December 30, 2016	0.3701
Total	$1.4804

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

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There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

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Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	231

Trustee and Chairperson of the Board
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	231
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	231
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1995	231
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	231
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	231
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	231
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	231

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	231
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       34

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2008	231
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	231
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	231
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	231
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       35

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017; Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2018. Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2019. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       36

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: BTO

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

For shareholder assistance refer to page 32

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       37

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF341935	P9A 12/16 2/17

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $35,721 for the fiscal period ended December 31, 2016, $20,749 for the fiscal year ended December 31, 2015. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees during the fiscal periods ended December 31, 2016 and December 31, 2015 amounted to $1,000 and $0, respectively, billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517, and $103,474 for the fiscal periods ended December 31, 2016 and 2015, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $6,397 for the fiscal period ended December 31, 2016, and $3,500 for the fiscal year ended December 31, 2015. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $112 for the fiscal period ended December 31, 2016, and $114 for the fiscal year ended December 31, 2015, billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2016, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,628,108 for the fiscal period ended December 31, 2016 and $7,126,811 for the fiscal year ended December 31, 2015.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset management (US) LLC (“John Hancock Asset Management”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of February 1, 2017.

Lisa A. Welch

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2005

Began business career in 1986

Managed the Fund since 1998

Susan A. Curry

Managing Director and Portfolio Manager

John Hancock Asset Management since 2006

Began business career in 1993

Managed the Fund since 2004

Ryan P. Lentell, CFA
Managing Director and Portfolio Manager

John Hancock Asset Management since 2008

Joined team in 2008

Began business career in 1999

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2016. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number Of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Lisa A. Welch	4	$4,193	8	$669	0	$0
Susan A. Curry	3	$2,422	2	$167	0	$0
Ryan P. Lentell, CFA	3	$2,422	2	$167	0	$0

Accounts within the total accounts that are subject to a performance-based advisory fee: None

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2016 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of the table, the letters represent the range indicated below:

A       -       None

B       -       $1 - $10,000

C       -       $10,001 - $50,000

D       -       $50,001 - $100,000

E       -       $100,001 - $500,000

F       -       $500,001 - $1,000,000

G       -       More than $1 million

Portfolio Manager	Range of Beneficial Ownership
Lisa A. Welch	B
Susan A. Curry	C
Ryan P. Lentell, CFA	E

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)	REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares Purchased	Average Price per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans*	Maximum Number of Shares that May Yet Be Purchased Under the Plans
Jan-16	10,000	20.786	-	1,862,373*
Feb-16	-	-	-	1,862,373
Mar-16	-	-	-	1,862,373
Apr-16	-	-	-	1,862,373
May-16	-	-	-	1,862,373
Jun-16	-	-	-	1,862,373
Jul-16	-	-	-	1,862,373
Aug-16	-	-	-	1,862,373
Sep-16	-	-	-	1,862,373
Oct-16	-	-	-	1,862,373
Nov-16	-	-	-	1,862,373
Dec-16	-	-	-	1,862,373*
Total	-	-

*In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2016. The current plan is in effect between January 1, 2017 and December 31, 2017.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 21, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	February 21, 2017